UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 23, 2005

L-3 Communications Holdings, Inc.

L-3 Communications Corporation

(Exact Name of Registrants as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14141	13-3937434
333-46983	13-3937436

(Commission File Number)	(IRS Employer Identification No.)
600 Third Avenue, New York, New York	10016

(Address of Principal Executive Offices)	(Zip Code)

(212) 697-1111

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01. Other Information

We are filing as exhibits to this Current Report on Form 8-K the following information which is incorporated by reference in L-3 Communications Holdings, Inc.'s Registration Statement on Form S-3, which will be filed on November 23, 2005, and included in L-3 Communications Corporation's Registration Statement on Form S-4, which will also be filed on November 23, 2005:

1. Unaudited financial statements of The Titan Corporation (which we acquired on July 29, 2005) for the period ended June 30, 2005. These financial statements are attached hereto as Exhibit 99.1.

2. Financial statements and financial statement schedule of The Titan Corporation for the year ended December 31, 2004. These financial statements are attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1	Unaudited financial statements of The Titan Corporation for the period ended June 30, 2005
99.2	Financial statements and financial statement schedule of The Titan Corporation for the year ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By: /s/ Christopher C. Cambria
Name: Christopher C. Cambria Title: Senior Vice President, Secretary and General Counsel

Dated: November 23, 2005

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Unaudited financial statements of The Titan Corporation for the period ended June 30, 2005
99.2	Financial statements and financial statement schedule of The Titan Corporation for the year ended December 31, 2004